SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Rollforward of Uncollectible Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Oct. 28, 2018	Oct. 29, 2017	Oct. 30, 2016
Allowance for Doubtful Accounts Receivable [Roll Forward]
Beginning balance	$ 8,325	$ 7,413	$ 7,695
Provision for bad debts	(491)	1,948	1,343
Amounts charged against allowance for bad debts, net of recoveries	(1,585)	(1,036)	(1,625)
Ending balance	$ 6,249	$ 8,325	$ 7,413